UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 19, 2007

Health Net, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-12718	95-4288333
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21650 Oxnard Street
Woodland Hills, CA 91367
(Address of principal executive offices, zip code)

(818) 676-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

On December 19, 2007, Health Net, Inc. (“Health Net” or the “Company”) issued a press release announcing that the Company had closed a $175,000,000 financing facility (the “Facility”).  The Facility is scheduled to amortize over a five-year period, with Lodgemore Holdings Inc. (“Lodgemore”), an affiliate of a non-U.S. bank, and certain other non-U.S. companies.  The Facility will have an effective interest rate of zero as a result of imputed interest being offset by other income related to the Facility.  The proceeds from the Facility will be used by Health Net for general corporate purposes.

Under the Facility documentation, Health Net Funding, Inc. (“HN Funding”), the general partner of Health Net Financing, L.P. (“HN Financing”) and a wholly-owned subsidiary of Health Net, will be required to cause HN Financing to make fixed distributions, on a semi-annual basis, in the amount of $35 million per year to Lodgemore, in accordance with a schedule set forth in the Facility documentation.  Unless terminated earlier, the final payment under the Facility is scheduled to be made on March 31, 2013.

The Facility documentation includes, among other terms and conditions standard for transactions of this type, limitations (subject to specified exclusions) on the ability of HN Funding or Health Net to incur debt; create liens; engage in certain mergers, consolidations and acquisitions; engage in transactions with affiliates; enter into agreements which will restrict the ability to pay dividends or other distributions with respect to any shares of its capital stock or the ability to make or repay loans or advances; make dividends; and alter the character of their business conducted on the transaction closing date.  In addition, the Facility documentation also requires that Health Net maintain a specified consolidated leverage ratio and consolidated fixed charge coverage ratio throughout the term of the Facility.

The Facility documentation provides that the Facility may be terminated through a series of put and call transactions (i) at the option of HN Funding at any time after December 20, 2009, or (ii) upon the occurrence of certain defined acceleration events.  These acceleration events, include, but are not limited to (i) nonpayment of certain amounts due by Health Net, HN Funding or HN Financing under the Facility documentation (if not cured within the related time period set forth in the Facility documentation), (ii) a change of control (as defined in the Facility documentation), (iii) the failure of the Company to maintain the following ratings on its senior indebtedness by any two of the following three rating agencies:  (A) a rating of at least BB by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (B) a rating of at least BB by Fitch, Inc. and (C) a rating of at least Ba2 by Moody’s Investors Service, Inc., (iv) cross-acceleration to other indebtedness of the Company or its subsidiaries in excess of $50 million, (v) certain ERISA-related events, (vi) noncompliance by the Company with any material term or provision of the HMO Regulations or Insurance Regulations (as each such term is defined in the Facility documentation), (vii) certain voluntary and involuntary bankruptcy events, (viii) undischarged, uninsured judgments in the amount of $50 million or more against the Company or its subsidiaries, and (ix) certain changes in law that could adversely affect a Facility participant.

In addition, in connection with the Facility, the Company also entered into (i) a guaranty (the “Guaranty”) and (ii) an interest rate swap agreement (the “Swap”).  Pursuant to the Guaranty, in certain circumstances Health Net will be required to guarantee the payment of all amounts payable by HN Funding to Lodgemore and one other participant in the Facility.  The Company also entered into the Swap with a non-U.S. bank affiliated with Lodgemore, as counterparty, as part of its hedging strategy related to the Facility documentation.  Under the Swap, the Company pays a floating payment in an amount equal to LIBOR times a notional principal amount and receives a fixed payment in an amount equal to 4.3% times the same notional principal amount from the non-U.S. bank counterparty in return in accordance with a schedule set forth in the Swap.

A copy of the Participation Agreement, by and among Health Net, HN Funding and HN Financing, Lodgemore and one additional non-U.S. company, which forms a part of the Facility documentation, is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03.      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Facility is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

10.1    Participation Agreement dated December 19, 2007.

99.1    Press release dated December 20, 2007.

CAUTIONARY STATEMENTS:  Certain statements made in this report contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, that involve a number of risks and uncertainties. All statements, other than statements of historical information provided herein, may be deemed to be forward-looking statements. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to uncertainty and changes in circumstances. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially due to, among other things, rising health care costs, negative prior period claims reserve developments, trends in medical care ratios, issues relating to provider contracts, litigation costs, regulatory issues, operational issues, health care reform and general business conditions. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included within the Company’s most recent Annual Report on Form

10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and the risks discussed in the Company’s other periodic filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 20, 2007
                    HEALTH NET, INC.

                    By:  /s/ Linda V. Tiano________________
                           Name:  Linda V. Tiano
                           Title:    Senior Vice President, General
                                                     Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1           Participation Agreement dated December 19, 2007.

99.1           Press release dated December 20, 2007.